REGISTRATION
                                                     RIGHTS AGREEMENT dated as
                                                     of September 20, 1999,
                                                     among EAGLE PACIFIC
                                                     INDUSTRIES, INC., a
                                                     Minnesota corporation (the
                                                     "Company"), and the
                                                     entities listed on Schedule
                                                     I hereto (the "Investors").


                  The Company and the Investors are party to (i) that certain Securities Purchase Agreement dated as of September 20, 1999 (the "Securities Purchase Agreement"), pursuant to the which the Investors purchased $32,500,000 of senior subordinated notes from the Company in accordance with the terms thereof and (ii) that certain Warrant Agreement dated as of September 20, 1999 (the "Purchase Agreement"), pursuant to which the Investors acquired from the Company warrants to purchase shares of the Company's common stock par value $.01 per share. The Company and the Investors deem it to be in their respective best interests to set forth the rights of the Investors in connection with public offerings and sales of the capital stock of the Company

                  ACCORDINGLY, in consideration of the mutual covenants and agreements contained in this Agreement, the sufficiency of which is hereby acknowledged, the parties agree as follows:

                                   ARTICLE I

                       DEFINITIONS; RULES OF CONSTRUCTION

1.1      Definitions.

         Capitalized terms used in this Agreement and not defined herein shall have the meanings ascribed to them in the Purchase Agreement. The following capitalized terms used in this Agreement have the meanings ascribed to them below:

                  "Affiliate" has the meaning ascribed to it in Rule 12b-2 promulgated under the Exchange Act.

                  "Business Day" means any day that is not a Saturday, Sunday, legal holiday or other day on which banks are required to be closed in New York, New York.

                  "Chase Holders" means, collectively, CB Capital Investors, L.P. or its transferees who hold Registrable Shares.

                  "Commission" shall mean the Securities and Exchange Commission or any other Governmental Authority at the time administering the Securities Act.

                  "Common Stock" means, collectively, all of the Common Stock, $.01 par value, of the Company, of any class and any other class of capital stock of the Company hereafter authorized that is not limited to a fixed sum or percentage of par or stated value with respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.


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                  "Common Stock Equivalents" means all shares of Common Stock outstanding and all shares of Common Stock issuable (without regard to any present restrictions on such issuance) upon the conversion, exchange or exercise of all Securities of the Company that are convertible, exchangeable or exercisable for Common Stock.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934 or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

                  "MassMutual Holders" means, collectively, Massachusetts Mutual Life Insurance Company, MassMutual Corporate Investors, MassMutual Participation Investors, MassMutual Corporate Value Partners Limited or any of their respective transferees who hold Registrable Shares.

                  "Material Transaction" shall mean any material transaction in which the Company or any of its Subsidiaries proposes to engage or is engaged, including a purchase or sale of assets or securities, financing, merger, consolidation, tender offer or any other transaction that would require disclosure pursuant to the Exchange Act, and with respect to which the Board of Directors of the Company reasonably has determined in good faith that compliance with this Agreement may reasonably be expected to either materially interfere with the Company's or such Subsidiary's ability to consummate such transaction in a timely fashion or require the Company to disclose material, non-public information prior to such time as it would otherwise be required to be disclosed.

                  "Other Shares" shall mean at any time those Shares of Common Stock which do not constitute Primary Shares or Registrable Shares.

                  "Primary Shares" shall mean, at any time, the authorized but unissued shares of Common Stock or Common Stock held by the Company in its treasury.

                  "Prospectus" shall mean any prospectus included in a Registration Statement, including any prospectus subject to completion, and any such prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares and, in each case, by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

                  "Public Offering" shall mean the closing of a public offering of Common Stock pursuant to a Registration Statement declared effective under the Securities Act, except that a Public Offering shall not include an offering of securities to be issued as consideration in connection with a business acquisition or an offering of securities issuable pursuant to an employee benefit plan.

                  "Public Sale" means any sale, occurring simultaneously with or after a Public Offering, of Securities to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker (pursuant to the provisions of Rule 144 or otherwise).


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                  "Registrable Shares" shall mean all Common Stock Equivalents held by any Investor which constitute Restricted Securities.

                  "Registration Date" shall mean the date upon which the Registration Statement pursuant to which the Company shall have initially registered shares of Common Stock under the Securities Act for sale to the public shall have been declared effective.

                  "Registration Statement" shall mean any registration statement of the Company which covers any of the Registrable Shares, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Requisite Chase Holders" means those Chase Holders who hold in the aggregate in excess of 50% of the outstanding Restricted Securities held by all Chase Holders at any date of determination.

                  "Requisite MassMutual Holders" means those MassMutual Holders who hold in the aggregate in excess of 50% of the outstanding Restricted Securities held by all MassMutual Holders at any date of determination

                  "Requisite Investors" means those Investors who hold in the aggregate in excess of 50% of the outstanding Restricted Securities held by all Investors at any date of determination.

                  "Restricted Securities" means at any time, with respect to any Investor, all Common Stock Equivalents, and other Securities of the Company held by such Investor, in each case which have not theretofore been Transferred in a Public Sale.

                  "Rule 144" means Rule 144 promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any similar or successor rule then in force.

                  "Securities" means, with respect to any Person, such Person's "securities" as defined in Section 2(1) of the Securities Act and includes such Person's capital stock or other equity interests or any options, warrants or other securities that are directly or indirectly convertible into, or exercisable or exchangeable for, such Person's capital stock or other equity or equity-linked interests, including phantom stock and stock appreciation rights. Whenever a reference herein to Securities is referring to any derivative Securities, the rights of an Investor shall apply to such derivative Securities and all underlying Securities directly or indirectly issuable upon conversion, exchange or exercise of such derivative securities.

                  "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                                   ARTICLE II

                               REGISTRATION RIGHTS

2.1      Chase Holders Required Registration.

         (a) If at any time the Company shall be requested by the Requisite Chase Holders to effect a registration under the Securities Act of Registrable Shares, it shall promptly give written notice of such proposed registration to all Chase Holders of Registrable Shares and shall offer to include in such proposed registration any Registrable Shares requested to be included in such proposed registration by such holders who respond in writing to the Company's notice within 15 days after delivery of such notice (which response shall specify the number of Registrable Shares proposed to be included in such registration). The Company shall, subject to Section 2.1(b) below, promptly use its best efforts to effect such registration on an appropriate form under the Securities Act of the Registrable Shares which the Company has been so requested to register.

         (b) Anything contained in Section 2.1(a) to the contrary notwithstanding, the Company shall not be obligated to effect pursuant to
Section 2.1(a) any registration under the Securities Act except in accordance with the following provisions:

                  (i) the Company shall not be obligated to use its best efforts to file and cause to become effective (A) more than two Registration Statements, provided, that a registration shall not count as a Registration Statement initiated pursuant to Section 2.1(a) unless it became effective and the participating Investors were able to sell all of the Registrable Shares sought to be included in any such Registration Statement or (B) any Registration Statement during any period in which any other registration statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) pursuant to which Primary Securities are to be or were sold has been filed and not withdrawn or has been declared effective within the prior 60 days;

                  (ii) the Company may delay the filing or effectiveness of any Registration Statement for a period of up to 90 days after the date of a request for registration pursuant to Section 2.1(a) if at the time of such request the Company is engaged in a Material Transaction; provided that the Company may only delay the filing or effectiveness of a Registration Statement pursuant to this Section 2.1(b)(ii) on one occasion during any twelve-month period; and

                  (iii) with respect to any registration pursuant to Section 2.1(a), the Company may include in such registration any Primary Shares or Other Shares; provided, however, that if the managing underwriter advises the Company that the inclusion of all Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of all such Securities, then the number of Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration shall be included in the following order:

                           (A) first, the Registrable Shares held by the Chase
                  Holders requesting that their Registrable Shares be included in such registration pursuant to Section 2.1(a), pro rata based upon the number of Registrable Shares owned by each such Chase Holder at the time of such registration;

                           (B) second, the Primary Shares; and

                           (C) third, the Other Shares.

         (c) A requested registration under Section 2.1(a) may be rescinded by written notice to the Company by the Requisite Chase Holders to be included in such registration at any time (i) prior to the filing date of a Registration Statement and such rescinded registration shall not count as a registration initiated pursuant to Section 2.1(a) above and (ii) after the filing date but prior to such registration being declared effective by the Commission; provided, however, that such rescinded registration shall not count as a registration initiated pursuant to this Section 2.1 for purposes of subclause (A) of clause
(i) of subsection (b) above if the participating Investors (x) have reimbursed the Company for all out-of-pocket expenses incurred by the Company in connection with such rescinded registration or (y) (1) reasonably believed that the Registration Statement contained an untrue statement of material fact or omitted to sate a material fact required to be stated therein or necessary to make the statements therein not misleading, (2) notified the Company of such fact and required that the Company correct such alleged misstatement or omission and (3) the Company has refused to correct such alleged misstatement or omission.

2.2      MassMutual Holders Demand Registration.

         (a) If at any time the Company shall be requested by a Requisite MassMutual Holder to effect a registration under the Securities Act of Registrable Shares, it shall promptly give written notice of such proposed registration to all MassMutual Holders and shall offer to include in such proposed registration any Registrable Shares requested to be included in such proposed registration by such holders who respond in writing to the Company's notice within 15 days after delivery of such notice (which response shall specify the number of Registrable Shares proposed to be included in such registration). The Company shall, subject to Section 2.2(b) below, promptly use its best efforts to effect such registration on an appropriate form under the Securities Act of the Registrable Shares which the Company has been so requested to register.

         (b) Anything contained in Section 2.2(a) to the contrary notwithstanding, the Company shall not be obligated to effect pursuant to
Section 2.2(a) any registration under the Securities Act except in accordance with the following provisions:

                  (i) the Company shall not be obligated to use its best efforts to file and cause to become effective (A) more than one Registration Statement, provided, that a registration shall not count as a Registration Statement initiated pursuant to Section 2.2(a) unless it became effective and the participating Investors were able to sell all of the Registrable Shares sought to be included in any such Registration Statement or (B) any Registration Statement during any period in which any other registration statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) pursuant to which Primary Securities are to be or were sold has been filed and not withdrawn or has been declared effective within the prior 60 days;

                  (ii) the Company may delay the filing or effectiveness of any Registration Statement for a period of up to 90 days after the date of a request for registration pursuant to Section 2.2(a) if at the time of such request the Company is engaged in a Material Transaction; provided that the Company may only delay the filing or effectiveness of a Registration Statement pursuant to this Section 2.2(b)(ii) on one occasion during any twelve-month period; and

                  (iii) with respect to any registration pursuant to Section 2.2(a), the Company may include in such registration any Primary Shares or Other Shares; provided, however, that if the managing underwriter advises the Company that the inclusion of all Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of all such Securities, then the number of Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration shall be included in the following order:

                           (A) first, the Registrable Shares held by the
                  MassMutual Holders requesting that their Registrable Shares be included in such registration pursuant to Section 2.2(a), pro rata based upon the number of Registrable Shares owned by each such Investor at the time of such registration;

                           (B) second, the Primary Shares; and

                           (C) third, the Other Shares.

         A requested registration under Section 2.2(a) may be rescinded by written notice to the Company by the Requisite MassMutual Holders to be included in such registration at any time (i) prior to the filing date of a Registration Statement and such rescinded registration shall not count as a registration initiated pursuant to Section 2.2(a) above and (ii) after the filing date but prior to such registration being declared effective by the Commission; provided, however, that such rescinded registration shall not count as a registration initiated pursuant to this Section 2.2 for purposes of subclause (A) of clause
(i) of subsection (b) above if the participating Investors (x) have reimbursed the Company for all out-of-pocket expenses incurred by the Company in connection with such rescinded registration or (y) (1) reasonably believed that the Registration Statement contained an untrue statement of material fact or omitted to sate a material fact required to be stated therein or necessary to make the statements therein not misleading, (2) notified the Company of such fact and required that the Company correct such alleged misstatement or omission and (3) the Company has refused to correct such alleged misstatement or omission.

2.3      Piggyback Registration.

         If the Company at any time proposes for any reason to register Primary Shares or Other Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall promptly give written notice to each Investor of its intention to so register Primary Shares or Other Shares and, upon the written request, given within 20 days after delivery of any such notice by the Company, of any such Investor to include in such registration Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration), the Company shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the Securities otherwise being sold in such registration; provided, however, that if the managing underwriter advises the Company that the inclusion of all Registrable Shares or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares proposed to be registered by the Company, then the number of Primary Shares, Registrable Shares and Other Shares proposed to be included in such registration shall be included in the following order:

                  (i) first, the Primary Shares; and

                  (ii) second, the Registrable Shares held by the Investors requesting their Registrable Shares be included in such registration pursuant to the terms of this Section 2.3 and the Other Shares, pro rata based upon the number of shares of Common Stock (and Common Stock Equivalents) owned by each such seller at the time of such registration.

2.4      Registrations on Form S-3.

         Anything contained in this Section 2.4 to the contrary notwithstanding, at such time as the Company shall have qualified for the use of Form S-3 promulgated under the Securities Act or any successor form thereto, the Requisite Chase Holders and the Requisite MassMutual Holders shall have the right to request in writing an unlimited number of registrations on Form S-3, or such successor form, of Registrable Shares, and upon receipt of such request, the Company shall use its best efforts promptly to effect the registration under the Securities Act of the Registrable Shares so requested to be registered. A requested registration on Form S-3 or any such successor form in compliance with this Section shall not count as a registration statement demanded pursuant to Sections 2.1(a) or 2.2(a), but shall otherwise be treated as a registration initiated pursuant to and shall, except as otherwise expressly provided in this Section, be subject to Sections 2.1(b) and 2.2(b).

2.5      Holdback Agreement.

         (a) If the Company at any time shall register shares of Common Stock under the Securities Act in an underwritten offering pursuant to any other registration, the Investors shall not, if requested by the managing underwriter, sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any Common Stock or Securities convertible into or exercisable or exchangeable for Common Stock (other than those Registrable Shares included in such registration pursuant to Sections 2.1, 2.2, 2.3 or 2.4) without the prior written consent of the Company for a period as shall be determined by the managing underwriters, which period cannot begin more than 7 days prior to the effectiveness of such Registration Statement and cannot last more than 180 days after the effective date of such Registration Statement.

         (b) If the Company at any time pursuant to Sections 2.1, 2.2, 2.3 or
2.4 of this Agreement shall register under the Securities Act Registrable Shares held by Investors for sale to the public pursuant to an underwritten offering, the Company shall not, without the prior written consent of the Requisite Investors, effect any public sale or distribution of Securities similar to those being registered, or any Securities convertible into or exercisable or exchangeable for such Securities, for such period as shall be determined by the managing underwriters, which period shall not begin more than 7 days prior to the effectiveness of the Registration Statement pursuant to which such Public Offering shall be made and shall not last more than 180 days after the effective date of such Registration Statement (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form).

2.6      Preparation and Filing.

         If and whenever the Company is under an obligation pursuant to the provisions of this Article II to use its best efforts to effect the registration of any Registrable Shares, the Company shall, as expeditiously as practicable:

                  (i) use its best efforts to cause a Registration Statement that registers such Registrable Shares to become and remain effective for a period of 180 days or until all of such Registrable Shares have been disposed of (if earlier);

                  (ii) furnish, at least five business days before filing a Registration Statement that registers such Registrable Shares, a Prospectus relating thereto and any amendments or supplements relating to such Registration Statement or Prospectus, to one counsel selected by, in the case of a Registration initiated pursuant to Sections 2.1(a), 2.2(a) or 2.3, the Requisite Investors (the "Stockholders' Counsel"), copies of all such documents proposed to be filed (it being understood that such five business day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the Stockholder's Counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

                  (iii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for at least the periods set forth in clause (i) above or until all of such Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares;

                  (iv) notify the Stockholders' Counsel promptly in writing (A) of any comments by the Commission with respect to such Registration Statement or Prospectus, or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (B) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or Prospectus or any amendment or supplement thereto or the initiation of any proceedings for that purpose and (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

                  (v) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Shares reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller of Registrable Shares to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller; provided, however, that the Company will not be required to (i) qualify or register such Registrable Shares in more than five (5) jurisdictions or (ii) qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required so to do but for this clause (v);

                  (vi) furnish to each seller of such Registrable Shares such number of copies of a summary Prospectus or other Prospectus, including a preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller of Registrable Shares may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

                  (vii) use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Shares;

                  (viii) notify on a timely basis each seller of such Registrable Shares at any time when a Prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in clause (i) of this Section
         2.6 of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and each seller of Registrable Shares agrees not to offer or sell such Registrable Shares until receipt of timely notice from the Company that such supplement or amendment is effective;

                  (ix) make available for inspection by any seller of such Registrable Shares, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all pertinent financial, business and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such Registration Statement (and any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be used by such seller or such Inspector for any purpose other than exercise of such due diligence responsibility and shall not be disclosed by the Inspectors unless (A) the disclosure of such Information is necessary to avoid or correct a material misstatement or omission in the Registration Statement, (B) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (C) such Information has been made generally available to the public or (D) the seller of Registrable Shares agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential);

                  (x) use its best efforts to obtain from its independent certified public accountants a "cold comfort" letter in customary form and covering such matters of the type customarily covered by cold comfort letters;

                  (xi) use its best efforts to obtain, from its counsel, an opinion or opinions in customary form (which shall also be addressed to the Investors selling Registrable Shares in such registration);

                  (xii) provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Shares;

                  (xiii) issue to any underwriter to which any seller of Registrable Shares may sell Securities in such offering certificates evidencing such Registrable Shares;

                  (xiv) list such Registrable Shares on the Nasdaq Small-Cap Market or any national securities exchange on which any securities of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Registrable Shares for inclusion on such national securities exchange or Nasdaq as the Requisite Investors shall request;

                  (xv) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, earnings statements, which need not be audited, covering a period of 12 months beginning within three months after the effective date of the Registration Statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

                  (xvi) use its best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

2.7      Expenses.

         All expenses incurred by the Company in complying with Section 2.6, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of the Company's counsel and accountants and fees and expenses of the Stockholders' Counsel up to $30,000, shall be paid by the Company; provided, however, that all underwriting discounts or broker discounts or commissions applicable to the

Registrable Shares and all fees and expenses of counsel for the seller or sellers other than the Stockholders' Counsel, shall not be borne by the Company but shall be borne by the seller or sellers thereof, in proportion to the number of Registrable Shares sold by such seller or sellers.

2.8      Indemnification.

         (a) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Article II, the Company shall indemnify and hold harmless the seller of such Registrable Shares, each underwriter, broker or any other Person acting on behalf of such seller, each other Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act and each Representative of any of the foregoing Persons, against any losses, claims, damages or liabilities, joint or several, to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement under which such Registrable Shares were registered, any preliminary Prospectus or final Prospectus contained therein, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any Prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws, and the Company shall promptly reimburse such seller, such underwriter, such broker, such controlling Person or such Representatives for any legal or other expenses incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to any such Person to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said Registration Statement, preliminary Prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Person, or a Person duly acting on their behalf, specifically for use in the preparation thereof; provided further, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, allegedly untrue statement, omission or alleged omission made in any preliminary Prospectus but eliminated or remedied in the final Prospectus (filed pursuant to Rule 424 of the Securities Act), such indemnity agreement shall not inure to the benefit of any indemnified party from whom the Person asserting any loss, claim, damage, liability or expense purchased the Registrable Shares which are the subject thereof, if a copy of such final Prospectus had been timely made available to such Indemnified Person and such final Prospectus was not delivered to such Person with or prior to the written confirmation of the sale of such Registrable Shares to such Person.

         (b) In connection with any registration of Registrable Shares under the Securities Act pursuant to this Article II, each seller of Registrable Shares shall indemnify and hold harmless (in the same manner and to the same extent as set forth in the paragraph (a) of this Section 2.8) the Company, each underwriter or broker involved in such offering, each other seller of Registrable Shares under such Registration Statement, each Person who controls any of the foregoing Persons within the meaning of the Securities Act and any Representative of the foregoing Persons with respect to any statement or omission from such Registration Statement, any preliminary Prospectus or final Prospectus contained therein, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or such underwriter through an instrument duly executed by such seller or a Person duly acting on their behalf specifically for use in connection with the preparation of such Registration Statement, preliminary Prospectus, final Prospectus, amendment or supplement; provided, however, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each seller of Registrable Shares, to an amount equal to the proceeds actually received by such seller from the sale of Registrable Shares effected pursuant to such registration.

         (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 2.8, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action (provided however, that an indemnified party's failure to give such notice in a timely manner shall only relieve the indemnification obligations of an indemnifying party to the extent such indemnifying party is prejudiced by such failure). In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are in addition to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 2.8, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for that portion of the reasonable fees and expenses of any one lead counsel (plus appropriate special and local counsel) retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this
Section 2.8. Notwithstanding the foregoing, the indemnity agreement set forth in
Section 2.8(a) shall not apply to amounts paid in settlement if such settlement is effected without the written consent of the Company (which consent shall not be unreasonably withheld).

         (d) If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage or liability referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, claim, damage or liability as well as any other relevant equitable considerations; provided, however, that the maximum amount of liability in respect of such contribution shall be limited, in the case of each seller of Registrable Shares, to an amount equal to the proceeds actually received by such seller from the sale of Registrable Shares effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) The indemnification and contribution provided for under this
Article II will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and will survive the transfer of Securities.

2.9      Underwriting Agreement.

         (a) Notwithstanding the provisions of Sections 2.6 and 2.8, to the extent that the sellers of Registrable Shares in a proposed registration shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such sections of this
Article II, the provisions contained in such sections of this Article II addressing such issue or issues shall be of no force or effect with respect to such registration, but this provision shall not apply to the Company if the Company is not a party to the underwriting or similar agreement.

         (b) If any registration pursuant to Sections 2.1, 2.2 or 2.3 is requested to be an underwritten offering, the Company shall negotiate in good faith to enter into a reasonable and customary underwriting agreement with the underwriters thereof. The Company shall be entitled to receive indemnities from lead institutions, underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement and to the extent customary given their role in such distribution.

2.10     Information by Holder.

         Each holder of Registrable Shares to be included in any registration shall furnish to the Company and the managing underwriter such written information regarding such holder and the distribution proposed by such holder as the Company or the managing underwriter may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Article II.

2.11     Exchange Act Compliance.

         The Company shall comply with all of the reporting requirements of the Exchange Act and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Common Stock. The Company shall cooperate with each holder of Restricted Securities in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

2.12     No Conflict of Rights.

         The Company represents and warrants to the Investors that the registration rights granted to such Investors hereby do not conflict with any other registration rights granted by the Company. The Company shall not, after the date hereof, grant any registration rights which conflict with or impair, or have any priority over, the registration rights granted hereby. In any underwritten public offering, the managing underwriter shall be an investment banking firm selected by the Company, and reasonably acceptable to the Requisite Investors.



                                  ARTICLE III

                                  MISCELLANEOUS

3.1      Amendments and Waivers.

         (a) Written Document. Any provision of this Agreement may be amended or waived, but only pursuant to a written agreement signed by the Company and the Requisite Investors, provided that no such amendment or modification shall affect the rights and benefits of less than all of the Investors without the prior written consent of each Investor materially and adversely affected thereby.

         (b) No Waiver; Cumulative Remedies. No failure on the part of any Investor to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

3.2      Severability.

         It is the desire and intent of the parties hereto that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

3.3      Entire Agreement.

         This Agreement and the other agreements referred to herein and to be executed and delivered in connection herewith embody the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede and preempt any and all prior and contemporaneous understandings, agreements, arrangements or representations by or among the parties, written or oral, which may relate to the subject matter hereof or thereof in any way. Other than this Agreement, the Transaction Documents (as defined in the Purchase Agreement) and the other agreements referred to herein and therein to be executed and delivered in connection herewith and therewith, there are no other agreements continuing in effect relating to the subject matter hereof.

3.4      Successors and Assigns.

         Except as otherwise provided herein, this Agreement will bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Investors and any subsequent holders of Registrable Shares and the respective successors and assigns of each of them, so long as they hold Registrable Shares. None of the provisions hereof shall create, or be construed or deemed to create, any right to employment in favor of any Person by the Company or any of its Subsidiaries. This Agreement is not intended to create any third party beneficiaries.

3.5      Counterparts; Facsimile Signatures.

         This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Facsimile counterpart signatures to this Agreement shall be acceptable and binding.

3.6      Notices.

         All notices, demands and requests of any kind to be delivered to any party hereto in connection with this Agreement shall be in writing (i) delivered personally, (ii) sent by nationally-recognized overnight courier, (iii) sent by first class, registered or certified mail, return receipt requested or (iv) sent by facsimile, in each case to such party at its address as follows:

(a)      if to the Company, to:

                           Eagle Pacific Industries, Inc.
                           333 South Seventh Street
                           2430 Metropolitan Centre
                           Minneapolis, Minnesota 55402
                           Attention:  William H. Spell
                           Telephone No.:  (612) 305-0339
                           Telecopier No.:  (612) 371-9651
                           with a copy to:

                           Fredrikson & Byron, P.A.
                           1100 International Centre
                           900 Second Avenue South
                           Minneapolis, Minnesota 55402-3397
                           Attention:  Dobson West, Esq.
                           Telephone No.:  (612) 347-7000
                           Telecopier No.:  (612) 347-7077

         (b) if to any Investor, to such Investor's address as set forth in
Schedule I hereto.

Any notice, demand or request so delivered shall constitute valid notice under this Agreement and shall be deemed to have been received (i) on the day of actual delivery in the case of personal delivery, if delivered on a Business Day (otherwise on the next Business Day), (ii) on the next Business Day after the date when sent in the case of delivery by nationally-recognized overnight courier, (iii) on the fifth Business Day after the date of deposit in the U.S. mail in the case of mailing or (iv) upon receipt in the case of a facsimile transmission. Any party hereto may from time to time by notice in writing served upon the other as aforesaid designate a different mailing address or a different Person to which all such notices, demands or requests thereafter are to be addressed.

3.7      Governing Law; Waiver of Jury Trial.

         (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to principles of conflicts of laws), except to the extent that the New York conflicts of laws principles would apply the Minnesota Business Corporation Act to matters relating to corporations organized thereunder.

3.8      Further Assurances.

         Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the provisions of this Agreement and the consummation of the transactions contemplated hereby.


                                    * * * * *

                  IN WITNESS WHEREOF, the undersigned have duly executed this Registration Rights Agreement as of the date first written above.

                                  COMPANY:

                                  EAGLE PACIFIC INDUSTRIES, Inc.


                                  By:         /s/ William H. Spell
                                        Name: William H. Spell
                                        Title:    Chief Executive Officer


                                  INVESTORS:

                                  CB CAPITAL INVESTORS, L.P.

                                  By:   CB Capital Investors, Inc.,
                                        its General Partner


                                  By:           /s/ John O'Connor
                                        Name:  John O'Connor
                                        Title:    General Partner

                                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY


                                  By:       /s/ Mark A. Ahmed
                                       Name:  Mark A. Ahmed
                                       Title:    Managing Director


                                  MASSMUTUAL CORPORATE INVESTORS


                                  By:         /s/ Clifford M. Noreen
                                       Name:   Clifford M. Noreen
                                       Title:     Senior Managing Director


                                  MASSMUTUAL PARTICIPATION INVESTORS


                                  By:         /s/ Clifford M. Noreen
                                       Name:   Clifford M. Noreen
                                       Title:     Senior Managing Director


                                  MASSMUTUAL CORPORATE VALUE PARTNERS LIMITED

                                  By:  Massachusetts Mutual Life
                                          Insurance Company,  as Investment
                                          Manager


                                  By:       /s/ Mark A. Ahmed
                                       Name:  Mark A. Ahmed
                                       Title:    Managing Director

                                   SCHEDULE I

                                    Investors


CB Capital Investors, L.P.
380 Madison Avenue
12th Floor
New York, NY  10017
Attention:  Richard D. Waters, Jr.
Telephone: (212) 622-9036
Telecopier: (212) 622-3101

with a copy to:

O'Sullivan Graev & Karabell, LLP
30 Rockefeller Plaza - 24th Floor
New York, New York  10112
Attention:  Frederick M. Bachman, Esq.
Tel:  (212) 408-2400
Fax:  (212) 728-5950


Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, MA  01111
Attention:  Securities Investment Division

MassMutual Corporate Investors
c/o Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, MA  01111
Attention:  Securities Investment Division

MassMutual Participation Investors
c/o Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, MA  01111
Attention:  Securities Investment Division

MassMutual Corporate Value Partners Limited
(certificates registered in the name
of Gerlach & Co.)
c/o Bank of America Trust and Banking
P.O. Box 1092
George Town, Grand Cayman
Cayman Island, B.W.I.

with a copy to:

Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, MA  01111
Attention:  Roger Crandall
                  Wallace Rodger

                                TABLE OF CONTENTS
                                                                          Page

Article I Definitions; Rules of Construction.................................1

   1.1    Definitions........................................................1

Article II REGISTRATION RIGHTS...............................................4

   2.1    Chase Holders Required Registration................................4
   2.2    MassMutual Holders Demand Registration.............................5
   2.3    Piggyback Registration.............................................6
   2.4    Registrations on Form S-3..........................................7
   2.5    Holdback Agreement.................................................7
   2.6    Preparation and Filing.............................................8
   2.7    Expenses..........................................................10
   2.8    Indemnification...................................................11
   2.9    Underwriting Agreement............................................13
   2.10   Information by Holder.............................................13
   2.11   Exchange Act Compliance...........................................14
   2.12   No Conflict of Rights.............................................14

Article III MISCELLANEOUS...................................................14

   3.1    Amendments and Waivers............................................14
   3.2    Severability......................................................14
   3.3    Entire Agreement..................................................15
   3.4    Successors and Assigns............................................15
   3.5    Counterparts; Facsimile Signatures................................15
   3.6    Notices...........................................................15
   3.7    Governing Law; Waiver of Jury Trial...............................16
   3.8    Further Assurances................................................16

                                                                  CONFORMED COPY



================================================================================









                         EAGLE PACIFIC INDUSTRIES, INC.

                            (a Minnesota corporation)









                          REGISTRATION RIGHTS AGREEMENT










                         Dated as of September 20, 1999












================================================================================